Exhibit 99.1

1550 Peachtree Street, N.W. Atlanta, Georgia 30309

NEWS RELEASE

Contact:

Jeff Dodge	David Rubinger
Investor Relations	Media Relations
(404) 885-8804	(404) 885-8555
jeff.dodge@equifax.com	david.rubinger@equifax.com

Equifax Introduces Long-Term Growth Strategy and
Updates 2006 Financial Guidance at Investor Conference

NEW YORK, Sept. 8, 2006 — Equifax Inc. (NYSE: EFX) today announced that it now expects earnings per share to exceed $2.00 for calendar year 2006, an increase from its previous EPS estimate of $1.90 to $1.99 which was released on February 2, 2006. The company also revised its targets for capital expenditures to $55 million to $60 million, from $60 million to $65 million. Equifax reaffirmed its previous guidance with respect to estimated 2006 revenue growth of 7 to 10 percent, and cash provided by operating activities of $360 million to $365 million.

As previously announced, Equifax is holding its Investor Conference today at the New York Stock Exchange beginning at 8:30 a.m., and available via live Webcast and later for replay at www.equifax.com. As part of the meeting, executives will review Equifax’s current operations, highlight Equifax’s key growth initiatives, and outline objectives for growth through 2010. Executives will also outline how the company will build on the strengths of its current core business model, including:

•                  Unique product solutions and data;

•                  Strong franchise and excellent reputation;

•                  Highly recurring, transaction-based revenue;

•                  Superior high value technology; and

•                  Strong international market position.

Building from this core, Equifax’s long-term strategy is based on four pillars:

•                  Deepen its relationships with existing customers;

•                  Provide unique and differentiated data;

•                  Build on its capabilities to offer enabling technologies and predictive sciences; and

•                  Target emerging opportunities, through organic growth, acquisitions or geographic expansion.

Equifax has identified initiatives with potential incremental revenue in each of these areas, and will outline the application of the corporate strategy to its North America Information Services, Marketing Services, Personal Solutions, Europe and Latin America business units, including among other matters discussed business unit goals for revenue growth and operating margins. For the company as a whole through the planning horizon of 2010, Equifax will state its objective, based on current planning assumptions and available information, of attaining:

•                  Compound annual growth in revenue of 7 to 10 percent from organic market growth, core organic growth initiatives and new markets, adjacencies and mergers/acquisitions;

•                  EPS growth in excess of 10 percent; and

•                  Cumulative cash from operations in excess of $1.9 billion.

Anyone wishing to participate in the Investor Conference via Webcast may listen to the meeting and view the slide presentation by logging onto the Equifax Website (www.equifax.com) and click on the link marked “Equifax Investor Day,” which will link to the presentation details. Please allow at least 15 minutes prior to the start of the meeting. You may also dial in to listen to the presentation. In the U.S., the call-in number is 888-396-2369; the international dial-in number is 617-847-8710. The participant code is 50685971.

A replay of the audio Webcast will be available within two hours after the end of the presentation on the same Website. Downloadable copies of the slides will also be available on this Website immediately prior to the presentation; for those interested investors without Web access, a copy of the slides may be obtained by contacting Investor Relations at the contact number above.

About Equifax (www.equifax.com)

Equifax Inc. is a global leader in information technology that enables and secures global commerce with consumers and businesses. We are one of the largest sources of consumer and commercial data. Utilizing our databases, advanced analytics and proprietary enabling technology, we provide real-time answers for our customers. This innovative ability to transform information into intelligence is valued by customers across a wide range of industries and markets. Headquartered in Atlanta, Georgia, Equifax employs approximately 4,700 people in 13 countries throughout North America, Latin America and Europe. Equifax was founded 107 years ago, and today is a member of Standard & Poor’s (S&P) 500® Index. Our common stock is traded on the New York Stock Exchange under the symbol EFX.

Non-GAAP Information

Equifax will discuss during the Investor Conference certain non-GAAP financial measures the Company believes are useful to investors to assess the Company’s operating performance.  These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles and may be different from the non-GAAP financial measures used by other companies.  As required by SEC rules, a reconciliation of such measures to the most comparable GAAP measure can be found under “Our Company/Investor Center/Non-GAAP/GAAP Financial Measures” on our website at www.equifax.com.  Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Caution Concerning Forward-Looking Statements

Forward-looking statements contained in this press release and in the Investor Conference presentations that relate to Equifax’s business strategy, future results and performance are subject to risk and uncertainties and reflect management’s views and assumptions formed by available information. All statements other than statements of historical fact are statements that could be considered forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “predict, “ “project,” “seeks, “ “should”, “target”, “will,” “providing guidance” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Examples of forward-looking statements include, among others, statements regarding Equifax’s business strategy, future financial position, revenue and earnings growth, cash flow, operating margins, projected growth of Equifax’s business units and their respective markets, acquisition strategy, potential new markets, cost reductions and efficiencies, competitive advantages, and plans and objectives for future operations.

Our actual results may differ materially from those expressed or implied in these forward-looking statements.  Factors that may cause such a difference include, among others, those discussed in our Form 10-K for the year ended December 31, 2005, as well as changes in worldwide and U.S. economic conditions that materially impact consumer spending and consumer debt; interest rate increases or other factors that reduce mortgage financings or refinancings; changes in the marketing techniques of credit card issuers; pricing and other competitive pressures and the company’s ability to gain or maintain market share of sales as a result of actions by competitors and others; illegal third party efforts to access data;   integration of acquisitions and other investments; lack of acceptance of new products or services by Equifax’s targeted customers; changes in business strategy; the policies and actions of governmental and regulatory authorities; the outcome of pending and future litigation; foreign currency fluctuations and other risks associated with investments and operations in foreign countries; our ability to successfully develop and market new products and services, incorporate new technology and adapt to technological change; and various other factors, both referenced and not referenced in this presentation. Further information on these and other factors that could affect our financial results is included in reports on Form 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time.  These documents are available on our website at www.equifax.com in the Investor Center.  Any forward-looking statements made by or on behalf of Equifax speak only as of the date they were made. Equifax undertakes no duty to update these forward-looking statements.